Earnings per share (EPS)	6 Months Ended
Jun. 30, 2026
Earnings per share (EPS)
Earnings per share (EPS)
5.	Earnings per share (EPS)

The earnings per share calculations are based on the weighted average number of ordinary shares of TMICC in issue during the period less the weighted average number of shares held as treasury shares.

In calculating diluted earnings per share, the weighted average number of shares is adjusted to reflect the dilutive effect of potential ordinary shares, principally arising from employee and executive share-based payment arrangements.

Prior to 6 December 2025, the Company was under the control of Unilever and did not have any issued shares. Accordingly, EPS has not been calculated for H1 2025.

EPS for total operations for the six months is calculated as follows:

H1 2026
EPS – Basic
Net profit attributable to shareholders’ equity (in € millions)	342
Average number of shares (millions of share units)	612
EPS – basic (€)	0.56
EPS – Diluted
Net profit attributable to shareholders’ equity (in € millions)	342
Adjusted average number of shares (millions of share units)	617
EPS – diluted (€)	0.55

The number of ordinary shares has not changed compared to 31 December 2025.

On 16 June 2026, the Group granted 10,952,635 share options under the Foundation Plan for Growth, a one-off equity-settled share-based payment arrangement for selected senior executives. The options vest in two equal tranches after three and four years. They are subject to continued employment and a relative Total Shareholder Return (TSR) market condition. They are measured at grant-date fair value using an option pricing model (Monte Carlo Simulation), with the related expense recognised over the vesting period with a corresponding entry in equity.